--------------------------------------------------------------------------------
                               THE PARNASSUS Fund
                      The Fund that does well by doing good
--------------------------------------------------------------------------------
                       Quarterly Report September 30, 2004


                                                               November 4, 2004



Dear Shareholder:

     As of September 30, 2004, the net asset value per share (NAV) of the Parnassus Fund was $30.37, so the total return for the quarter was 1.20%. This compares to a loss of 1.87% for the S&P 500 Index, a loss of 7.24% for the Nasdaq and a loss of 2.30% for the Lipper Multi-Cap Core Average. For the quarter, then, we are substantially ahead of our benchmarks.

     We had been lagging some of the indices earlier in the year, but our third quarter gains put us ahead of the Nasdaq and the Lipper average for the year-to-date and less than a half percent behind the S&P. For the year-to-date, we're up 1.06% compared to a gain of 1.51% for the S&P, 0.98% for the Lipper average and a loss of 4.98% for the Nasdaq.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods:



--------------------------------------------------------------------------------------------------------------
Period Ending                  Parnassus              S&P 500           Lipper Multi-Cap             Nasdaq
September 30, 2004                Fund                  Index             Core Average                Index
--------------------------------------------------------------------------------------------------------------
One Year                          2.57%                13.87%                12.80%                   6.71%
Three Years                      (1.14%)                4.03%                 5.10%                   8.64%
Five Years                        3.50%                (1.30%)                2.04%                  (6.78%)
Ten Years                         7.77%                11.05%                10.37%                   9.51%
--------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual-fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5% which is not reflected in the total return figures.

     Looking at the table, we can see that the big run-up in the stock market last year hurt our one and three-year numbers, but we're still ahead of the indices for the five-year period. For many years, we have always been ahead of the ten-year indices, but recently, we have fallen behind those long-term measures. What happened is that the Fund had three of its best years in 1991, 1992 and 1993, and those years have recently dropped out of our ten-year performance record. Our performance in 1994, 1995 and 1996 was not as good, so that makes our ten-year returns look worse. That means that we have to work hard to improve our performance, hopefully extending our strong returns of the most recent quarter.




ANALYSIS
     For the quarter, six companies had a negative impact of 5(cent) or more per Parnassus share, while nine had a positive impact of 5(cent) or more per share. There was no overriding pattern to this quarter's performance. The gain or loss posted by each company was due to unique circumstances.

     St. Paul Travelers was the company having the biggest negative impact on the Fund as it caused the NAV to decline by 25(cent). Its shares dropped 16.7% as they went from $39.70 to $33.06. The company was formed last year by a merger between St. Paul and Travelers Insurance. As many of you know, one of my guiding principles is not to invest in companies that are going through a merger. Occasionally, I'll violate that principle for what seems like a good reason at the time. In almost every instance, I regret making that exception. St. Paul Travelers is a good example.

     Jay Fishman, the chief executive officer of St. Paul's, had previously been the top executive at Travelers Insurance. He had demonstrated a good record in cost control, and I thought that since he knew both companies well, there wouldn't be any nasty surprises. Unfortunately, I was wrong. Some time after the merger, the combined company took a charge of $1.6 billion because St. Paul's reserves had been lower than Travelers' reserves, and the combined company had to align the two figures. Besides the problem of inadequate reserves, the company also announced that policy sales were below expectations. The result was a substantial loss for the Fund. We're keeping the stock because we think it's now very undervalued and the price should bounce back.

     Merck cost the Fund 18(cent) on the NAV as the stock plunged 29.9% during the quarter, dropping from $47.05 to $33.00. The company decided to recall its fourth best-selling drug, Vioxx, after a company-sponsored clinical trial indicated that patients who took the drug for more than 18 months had an increased risk of stroke and heart attack compared to those who took a placebo. Although there had been rumors that Vioxx might contribute to stroke or heart disease, there was no definitive evidence until the most recent clinical trial. I think Merck made a socially responsible decision to take the drug off the market. Vioxx had accounted for approximately 10% of the company's sales and 12% of its profits. At its current price of $32 per share, Merck seems to be quite undervalued -- even with the Vioxx news. We are holding the stock.

     Pfizer cost the Fund 12(cent) on the NAV as its stock sank 9.8%, going from $33.93 to $30.60. Recently, its sales and earnings have not been strong because of competition and pricing pressures on some of its most important products such as Lipitor, the anti-cholesterol drug.

     Electro Scientific Industries, the Oregon-based manufacturer of semiconductor capital equipment, saw its stock drop from $29.00 to $25.93 where we sold it during the quarter for a decline of 10.6%. By the end of the period, the stock had traded down to $17.35, so we avoided most of the decline. Even though we lost money on the stock for the quarter, we made a profit on the issue for the year-to-date. Excluding the current quarter, the gain amounted to 19(cent) a share, and the loss was 11(cent) a share for this quarter. So the net was an increase of 8(cent) on the NAV. The company announced very good earnings during the quarter and the stock rose. Shortly thereafter, it dropped because of inventory buildup in the technology sector due to weaker demand.

     American International Group (AIG), the big New York-based international insurance company, saw its shares drop 4.9% during the quarter as they went from $71.50 to $67.99 for a loss of 6(cent) on the NAV. We have sold our stock in AIG for social reasons. We learned that the company participated in facilitating fraudulent accounting at PNC, a Pittsburgh bank, by helping to disguise bad loans so that earnings would appear higher than they would otherwise be. After we sold AIG, we learned that the company was under investigation by Eliot Spitzer for bid-rigging in the insurance industry. The stock dropped to $57.50 as of October 19 which was an additional loss of 15.1% since the end of the quarter. We were fortunate in that we avoided that big second step down.

     RenaissanceRe, a large reinsurance company that insures other insurance companies, saw a decline of 3.6% in its stock price from $53.50 to $51.58 for a drop of 5(cent) on the NAV. The company had heavy reinsurance policies in the Florida market, and the recent hurricanes caused big losses.

     Fortunately, we had more companies going up than going down. Our best performer was Intuit, the company that makes TurboTax, Quicken and the QuickBooks small-business accounting system. The stock climbed 19.8% during the quarter, going from $37.89 to $45.40 for a gain of 31(cent) on the NAV. Part of the stock increase was due to a bounce-back from the depressed price where it was trading. Business prospects also look good, as Intuit has improved its TurboTax program and is bringing out some interesting new products including new software for professional tax preparers. The company is also exercising good cost control, so it should be able to turn a 6-8% increase in sales into a 15-20% increase in income.

     Nokia, the Finland-based maker of cellular phones and other communications equipment, contributed 24(cent) to the NAV even as its stock price declined 6.4% during the quarter, going from $14.65 to $13.72. You may be wondering how a stock could increase the NAV during the quarter while its stock price dropped. The answer is that we owned only 50,000 shares at the beginning of the quarter and the stock price kept dropping to $11.00 and below. At the end of the quarter, we owned 1.4 million shares, most of which had been purchased between $11 and $12. By the end of the quarter, the stock had come back to $13.72 which meant we had a profit for the quarter despite the drop in the share price. In this case, our timing was impeccable. Buying a few thousand shares as a "watch" position, then following the stock and buying more if it drops further, has been a successful strategy for us.

     Nokia's stock became depressed because it was losing share in the cell phone market since its products became less appealing to customers. For example, last year Nokia did not make the popular "clamshell" cell phone that folded over, but stuck to the older "candy bar" phone that had the keys exposed. The "clamshell" was particularly popular with young people and Europeans. Buyers moved away from Nokia's phones. This year, the company has brought out a popular line of cell phones including several "clamshell" models. Nokia gained back market share, and the stock moved higher just as we were buying it.

     Laboratory Corporation of America added 16(cent) to the NAV as its stock moved up 10.0%, climbing from $39.75 to $43.72. Earnings are improving with stable pricing and more demand for medical tests by doctors.

     The Trex Company made for an interesting story. The stock added 14(cent) to the NAV as it soared 18.5%, going from $37.36 to $44.28. The stock had been beaten down by short-sellers who borrow shares, sell them and hope to profit by buying them back at a lower price. Reports circulated through the short-seller network that Trex had too much inventory which stemmed from weak demand.

     Trex specializes in recycling plastic bags and wooden chips into imitation lumber that is used to build decks. This has a positive impact on the environment since it recycles material that might end up in a landfill; it also saves trees. This composite decking lasts longer than wood because it resists dry rot, insect damage and other wear-and-tear.

     Normally, higher inventory does mean weak sales and future weak earnings. That's why the short-sellers jump on the stock. In this case, though, the short-sellers didn't do their homework. The reason for the inventory build up was because Trex was preparing for a strong summer building season. We confirmed this by calling lumber yards that reported strong sales of Trex decking products. In this case, the increased inventory was a sign of increased sales. The stock dropped to around $33 per share on short sales before hitting $44.28 by the end of the quarter, as desperate short-sellers scrambled to buy back the stock that they had borrowed and sold.

     Wells Fargo contributed 10(cent) to our NAV as its stock rose 5.4%, going from $56.59 to $59.63. Commercial lending has picked up at the bank as the economy has been improving. Wells Fargo makes a lot of real estate loans, and although the volume of these loans has declined somewhat, the bank still does a substantial business because interest rates have remained low.

     First Health increased our share value by 9(cent) since the stock climbed 7.2% as it moved from $15.01 to $16.09. First Health is a physician provider organization (PPO) that has a network of healthcare providers that it maintains and uses on behalf of health insurers and self-insured institutions. Earnings should get stronger as pricing becomes more stable and First Health increases the number of its clients.

     A.J. Gallagher is a Chicago-based insurance broker and risk manager that had an 8.9% increase in its stock price. It rose from $30.41 to $33.13 for a gain of 6(cent) on the NAV.

     LeapFrog makes educational toys for children, and its stock rose 3.2% from $19.62 to $20.25, contributing 5(cent) to the NAV. Sales are strong since parents like the products that educate and amuse their children.

     Charles Schwab, the discount broker, added 5(cent) to our NAV, although its stock dropped 2.1% during the quarter as it slumped from $9.39 to $9.19. This situation is similar to what happened with our position in Nokia where the stock dropped, but the Fund posted a gain. We owned 225,000 Schwab shares at the beginning of the quarter, but as the price dropped to $8.50, we purchased more shares below $9.00. That brought our average cost down to $8.81, which gave us a profit for the quarter.

OUTLOOK AND STRATEGY
     As I write this report in mid-October, the economy is recovering. There are, however, mixed signals. One is the price of oil. At $53 per barrel, it is at an all-time high. This price hike hasn't yet stopped the recovery, but with prices this high, it may do so in the future. As consumers pay more for gasoline and other petroleum-based products, there is less money to purchase other products and keep the economy growing at a healthy pace.

     Another concern is interest rates. Low interest rates have contributed to the recent economic growth. Most important has been the housing sector, which has been quite strong because of the low interest rates. It looks as if interest rates will increase over the next two years, and if they increase too quickly, it could have a very negative effect on the economy.

     The other important factor is the technology sector. Demand for technology products such as computers, cell phones and the hundreds of other items that use semiconductors is below the production capacity of the manufacturers. This means that technology inventories are increasing and this will dampen future sales.

     Given this uncertainty, stocks seem to be priced too high. In my opinion, there is a modest overvaluation. For this reason, our portfolio is relatively defensive. This means we have almost no technology, a lot of healthcare stocks and 30% cash.

     We are waiting for a correction, and if this happens, we will invest the cash and become more aggressive. Technology stocks have declined quite a bit already this year, but I'm expecting them to drop even further. If they do decline by 15% or more, they would reach attractive levels, and we would put a substantial amount of our assets into technology stocks.




COMPANY NOTES
     In August, an article appeared in the Wall Street Journal discussing a new project to educate women in rural Afghanistan about the benefits of immunization, the dangers of sexually transmitted diseases and the perils of folk remedies such as rubbing dirt into a cut to heal it. The project sponsored by the U.S. Department of Health and Human Services uses a LeapPad, a product made by LeapFrog, one of our portfolio companies. The LeapPad was designed to teach young children how to read by speaking words when a child touches a picture with a stylus. Since 80% of Afghan women are illiterate, it is difficult to communicate with them about better health practices. A modified LeapPad talks about better health practices when a woman runs a stylus over colorful pictures of village scenes and characters. The special LeapPads talk in either Pashto or Dari, Afghanistan's two most common languages.

     Quest Diagnostics, the nation's leading provider of diagnostic testing, has been added to the Dow Jones Sustainability World Index. The index contains companies chosen according to financial, environmental and social criteria. The index is produced by the Sustainable Asset Management Group of Zurich, Switzerland along with Dow Jones. They define corporate sustainability as "a business approach that creates long-term shareholder value by embracing opportunities and managing risks deriving from economic, environmental and social developments." The Index was launched in 1999 as a way to help fund managers who base investment decisions on environmental and social factors as well as financial performance.

INTERNS
     We have two interns with us for the fall semester. Minh Bui is a graduate student at Golden Gate University where he is studying for his master's degree in finance. He is a graduate of the University of Lausanne in Switzerland where he majored in business administration at the HEC Business School. His previous experience includes work at Lombard Odier & Cie, a private bank in Geneva, and at Merriman Curhan Ford & Co., an investment firm in San Francisco. He also worked as a teaching assistant at the HEC Business School. Minh was born in Switzerland to Vietnamese parents.

     Charles Chen is studying business administration at the Haas School of Business at the University of California at Berkeley where he is a senior. At UC Berkeley, Charles is a member of the student senate and won a National Society of Collegiate Scholars award for scholarship, leadership and service. He has also participated in a business case competition. His previous experience includes work at Morgan Stanley, Wells Fargo Bank and the PriceWaterhouseCoopers firm.




SHAREHOLDER MEETING
     We had a very successful shareholder meeting on October 5. Four trustees were elected: Jeanie Joe, Donald Potter, Herb Houston and yours truly. The retirement age for independent trustees was lowered to age 70. Details as to the exact number of votes from each fund will be in the annual report, which will be mailed next February. We also had a question-and-answer session on all the funds' financial performance and social policies. Todd Ahlsten, portfolio manager of the Equity Income Fund, and I answered questions, and we had a very interesting discussion with shareholders.

     One of our shareholders at the meeting, Katherine Roberts of San Francisco, California, asked a question about the Gap and its social policies. She asked that the answer be published in the quarterly report.

     Question:    Gap has had some  questions  raised  about the  conditions  of workers in its overseas factories. Does Gap meet our social guidelines?

     Answer: Gap is not currently in the portfolio, but it does meet our social guidelines. Gap does not own any foreign factories itself, but it does contract with foreign suppliers who do have workers overseas. Gap was the target of a lawsuit alleging poor conditions in its factories in Saipan, and questions were raised about conditions in other overseas factories. At the time, we met with representatives of Gap and urged them to settle the lawsuit and improve conditions at overseas factories. Since then, Gap has settled the lawsuit and has agreed to third-party inspection of the factories. Gap has also made public the inspection reports on the overseas factories, and in my opinion, the reports are among the most thorough in the industry. Conditions are not perfect, but Gap is making an admirable effort to improve conditions. Gap is having a positive impact in the countries where its clothes are being made. Gap also has a good record on charitable contributions, diversity and workplace issues.

DISTRIBUTION
     Shareholders will receive an income distribution of about 7.6(cent) per share on December 28. The capital-gain distribution is scheduled for November 19, but we don't anticipate a capital-gain distribution since we have enough tax-loss carryforward benefits to cover the capital gains.

     Finally, I would like to thank all of you for investing in the Parnassus Fund.

                                                                  Yours truly,





                                                               Jerome L. Dodson
                                                                  PRESIDENT



                THE PARNASSUS FUND PORTFOLIO: SEPTEMBER 30, 2004*

                                   (UNAUDITED)

         Number of Shares    Common Stocks                                               Market Value    Per Share
-------------------------------------------------------------------------------------------------------------------
                    5,000    Agere Systems, Inc.                                  $             5,250    $   1.05
                  200,000    American International Group, Inc.                            13,598,000       67.99
                  225,000    Arthur J. Gallagher                                            7,454,250       33.13
                  100,000    Baldor Electric Co.                                            2,366,000       23.66
                1,300,000    Charles Schwab Corp.                                          11,947,000        9.19
                1,000,000    First Health Group Corp.                                      16,090,000       16.09
                  140,000    Gannett Co., Inc.                                             11,726,400       83.76
                   10,000    H&R Block, Inc.                                                  494,200       49.42
                   75,000    HCC Insurance Hld                                              2,261,250       30.15
                    5,000    Health Management Associates Inc.                                102,150       20.43
                  450,000    Intuit Inc.                                                   20,430,000       45.40
                   25,000    Knight-Ridder, Inc.                                            1,636,250       65.45
                  450,000    Laboratory Corporation of America Holdings                    19,674,000       43.72
                  870,000    LeapFrog Enterprises, Inc.                                    17,617,500       20.25
                  225,000    Merck & Co. Inc.                                               7,425,000       33.00
                  275,000    Montpelier Re Holdings Ltd                                    10,087,000       36.68
                   25,000    New York Community Bancorp Inc.                                  513,500       20.54
                1,400,000    Nokia Corp - ADR                                              19,208,000       13.72
                  450,000    Pfizer Inc.                                                   13,770,000       30.60
                   25,000    Pharmaceutical Product Development                               900,000       36.00
                  125,000    Quest Diagnostics Inc.                                        11,027,500       88.22
                  320,000    RenaissanceRe Holdings Ltd                                    16,505,600       51.58
                  450,000    The St. Paul Travelers Companies Inc.                         14,877,000       33.06
                  100,000    Trex Company, Inc.                                             4,428,000       44.28
                  315,000    Wells Fargo & Co.                                             18,783,450       59.63
                             Total common stocks                                       $ 242,927,300
                             Short-term investments and other assets                      98,730,940
                             TOTAL NET ASSETS                                          $ 341,658,240
                             THE NET ASSET VALUE AS OF SEPTEMBER 30, 2004         $            30.37

                           * Portfolio is current at time of printing, but
composition is subject to change.

         The Parnassus Fund
         One Market-Steuart Tower
         Suite #1600
         San Francisco, California 94105
         800.999.3505
         www.parnassus.com

         The Fund that does well by doing good

         Investment Adviser
         Parnassus Investments
         One Market-Steuart Tower
         Suite #1600
         San Francisco, California 94105

         Legal Counsel
         Foley & Lardner LLP
         777 E. Wisconsin Avenue
         Milwaukee, WI 53202


         Independent
         Auditors
         Deloitte & Touche LLP
         50 Fremont Street
         San Francisco, California 94105

         Distributor
         Parnassus Investments
         One Market-Steuart Tower
         Suite #1600
         San Francisco, California 94105

                This report must be preceded or accompanied by a
                              current prospectus.